SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):         January 27, 2004
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                           MENTOR GRAPHICS CORPORATION
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               (Exact name of registrant as specified in charter)



           OREGON                     0-13442                 93-0786033
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(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)            File Number)           Identification No.)



             8005 S.W. BOECKMAN ROAD                         97070-7777
                 WILSONVILLE, OR
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    (Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code:     (503) 685-7000
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                                   NO CHANGE
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         (Former name or former address, if changed since last report.)

Item 9.  Regulation FD Disclosure.
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         Attached as Exhibit 99.2 is a copy of a press release of Mentor Graphics Corporation dated January 27, 2004, providing the Company's outlook for the first quarter of 2004 and the full year of 2004, which is being furnished to the Securities and Exchange Commission.


Item 12.  Results of Operations and Financial Condition.
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         Attached as Exhibit 99.1 is a copy of a press release of Mentor Graphics Corporation dated January 27, 2004, announcing the Company's financial results for the fourth quarter of 2003 and the full year of 2003, which is being furnished to the Securities and Exchange Commission.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      MENTOR GRAPHICS CORPORATION
                                      (Registrant)


Date: January 27, 2004              By: /s/ Gregory K. Hinckley
                                        -----------------------
                                        Gregory K. Hinckley
                                        President, Chief Operating and Financial
                                        Officer







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